Investments in Private Companies	12 Months Ended
Mar. 31, 2020
Investments in Private Companies [Abstract]
INVESTMENTS IN PRIVATE COMPANIES
8. INVESTMENTS IN PRIVATE COMPANIES
The following table is a rollforward of the investments in Sentien and Intensity as March 31, 2019 and 2020 (in thousands):
	Intentsity	Sentien	Total

Balance at April 1, 2018	$—	$700	$700
Acquisition of SalvaRx	4,500	—	4,500
Balance at March 31, 2019	4,500	700	5,200
Acquisition of Intensity Holding Limited	1,298	—	1,298
Unrealized gain (loss) on investment	1,611	(700)	911
Balance at March 31, 2020	$7,409	$—	$7,409

Sentien

In August 2015, the Company acquired 210,210 shares of Series A preferred stock in Sentien ("Preferred Stock"), a Medford, MA based private company for $700,000 of cash. The Preferred Stock is fully convertible into equal number of ordinary shares. The Company's holdings represent 5.06% of the equity of Sentien on a fully diluted basis as at March 31, 2019 and 2018, respectively. The investment in Sentien has been irrevocably designated as a financial asset recorded at fair value with gains and losses recorded through OCI.  As of March 31, 2019, in accordance with the guidance in IFRS 9 regarding when cost may be the best estimate of fair value, Sentien was recorded at cost.  As of March 31, 2020, the Company determined that cost no longer was the best estimate of fair value due to a significant change in the strategy of Sentien.  As of March 31, 2019, the Company determined that the investment in Sentien no longer had any fair value as Sentien was no longer pursing the proposed indication from the time of the Company's initial investment.  Accordingly, the Company recorded an unrealized loss on investment of $0.7 million.

Intensity

In connection with the SalvaRx Acquisition, the Company acquired a $4.5 million interest in Intensity, a clinical stage biotechnology company, for 1 million shares, or a 7.5% equity interest in Intensity (see Note 9).  The investment was recorded at fair value (which approximates cost) at the acquisition date.  The investment in Intensity has been irrevocably designated as a financial asset recorded at fair value with gains and losses recorded through OCI.  The fair value of the asset is determined by comparing the carrying amount of the investment to the issuance price of similar securities issued by Intensity for cash to unrelated investors in financing transactions.

On July 11, 2019, the Company entered into an agreement with Fast Forward Innovations Limited ("Fast Forward") to purchase Intensity Holdings Limited ("IHL"), a wholly-owned subsidiary of Fast Forward. The Company paid $1.3 million for IHL through the issuance of 129,806 ordinary shares. The sole asset of IHL consists of 288,458 shares of the private company, Intensity. This transaction increased the Company's ownership to 1,288,458 shares of Intensity.  As of March 31, 2020, the Company owned approximately 9.0% of the outstanding shares of Intensity.